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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: August 21, 1997
(Date of earliest event reported)



                Residential Funding Mortgage Securities II, Inc.
             (Exact name of registrant as specified in its charter)


DELAWARE                          333-28025                 41-1808858
(State or Other Juris-           (Commission          (I.R.S. Employer
diction of Incorporation)       File Number)       Identification No.)


       8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437
               (Address of Principal Executive Office) (Zip Code)


        Registrant's telephone number, including area code:(612) 832-7000






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Item 5.  Other Events.

                  On or about August 28, 1997, the Registrant will cause the issuance and sale of Home Loan-Backed Notes, Series 1997-GMACM4, (the "Term Notes") issued pursuant to a an Indenture to be dated as of August 1, 1997, between Home Loan Equity Trust 1997-GMACM4, as issuer, and The Chase Manhattan Bank, N.A., as indenture trustee.

                  In connection with the sale of the Term Notes (collectively, the "Underwritten Notes"), the Registrant has been advised by Residential Funding Securities Corporation as representative for the Underwriter (the "Underwriter"), that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the
         Underwritten Notes following the effective date of Registration Statement No.333-28025, which Computational Materials are being filed manually as exhibits to this report.

                  The   Computational   Materials  have  been  provided  by  the
         Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Underwritten Notes and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials consist of the pages (the "Computational Materials") that appear after the Form SE cover sheet and the page headed "NOTICE". The Underwriters have advised the Registrant that certain information in the Computational Materials may have been based on assumptions that differed from the final pool information.

                  The Computational Materials was prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the Mortgage loans underlying the Underwritten Notes (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Notes might vary under varying

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         prepayment and other scenarios. Any difference between such assumptions and the actual  characteristics  and  performance of the Mortgage Loans
         will  affect  the  actual  yield,  average  life,  duration,   expected
         maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Notes.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


         (a)      Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits



                    Item 601(a) of
                    Regulation S-K
Exhibit No.         Exhibit No.                       Description
   1                   99                 Computational Materials



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                                                      -4-

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                           RESIDENTIAL FUNDING MORTGAGE
                                           SECURITIES II, INC.

                                           By:   /s/ Diane S. Wold
                                           Name: Diane S. Wold
                                           Title: Vice President




Dated: August 21, 1997


























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                                                      -5-



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                          RESIDENTIAL FUNDING MORTGAGE
                                          SECURITIES
                                          By:
                                          Name: Diane S. Wold
                                            Title: Vice President




Dated: August 21, 1997

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                                  EXHIBIT INDEX


                    Item 601 (a) of   Sequentially
 Exhibit           Regulation S-K    Numbered
 Number              Exhibit No.      Description              Page

 1                    99           Computational Materials      Filed Manually


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                                                      -7-
                                     EXHIBIT

                             (Intentionally Omitted)

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